CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
America's Utility Fund, Inc.

We consent to the use of our report, dated February 12, 1999, for America's Utility Fund, Inc. incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the Prospectus and "INDEPENDENT AUDITORS" in the Statement of Additional Information.

Boston, Massachusetts
April 30, 1999

                                                  /s/ KPMG Peat Marwick LLP